Exhibit 10.2

LEGAL SERVICES AGREEMENT

This Legal Services Agreement (the “Agreement”) dated as of, and to be effective as of, March 6, 2026 (the “Effective Date”), is by and between Eric Newlan on behalf of Newlan Law Firm, PLLC (“Attorney”), and Mag Magna Corp., a Wyoming corporation (“MGNC”).

RECITALS

WHEREAS, currently, MGNC desires for Attorney to serve as its general legal counsel and to continue to be responsible for corporate and securities matters for MGNC (collectively, the “Corporate and Securities Work”); and

WHEREAS, Attorney desires to serve as general legal counsel for MGNC and be responsible for the Corporate and Securities Work, as described in the foregoing Recital; and

WHEREAS, Attorney and MGNC desire to enter into an agreement for legal services, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

1.       Corporate and Securities Work. The “Corporate and Securities Work” to be completed by Attorney under this Agreement shall include:

(a)       the preparation of all documentation as may be necessary to effect acquisition transactions, on such terms and conditions as the Board of Directors of MGNC shall determine;

(b)       the preparation of all documentation necessary to complete SEC and OTC Markets periodic filings of MGNC;

(c)       the preparation of Form S-1 Registration Statements and Form 1-A Offering Statements (including issuance opinions, as requested, and Blue Sky matters), including any post-effective or post-qualification amendments thereto;

(d)       the review of press releases, tweets and other shareholder communications proposed to be published by MGNC;

(e)       the preparation of all necessary board and shareholder actions and minutes as may be required by MGNC; and

(f)        the review or drafting of various agreements within Attorney’s area of practice throughout the Term (defined below).

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2.       Payments to Attorney. In consideration of Attorney’s entering into this Agreement, MGNC shall deliver to Attorney the consideration set forth in Exhibit A attached hereto and made a part hereof.

3.       Term of Agreement. This Agreement shall extend from the Effective Date through September 30, 2026 (the “Term”).

4.       Representations of MGNC. MGNC represents and warrants to Attorney that:

(a)       MGNC will cooperate fully and timely with Attorney to enable Attorney to perform Attorney’s obligations hereunder.

(b)       The execution and performance of this Agreement by MGNC has been duly authorized by the Board of Directors of MGNC.

(c)       The performance by MGNC of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of MGNC or any contractual obligation by which MGNC may be bound.

(d)       MGNC will make its best efforts to qualify the Offering Statement.

5.       Representations of Attorney. Attorney represents and warrants to MGNC that:

(a)       Attorney is under no legal disability with respect to enter into, or performing under this Agreement.

(b)       The performance by Attorney of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of Attorney or any contractual obligation by which Attorney may be bound.

6.       Non-Public Information. Until such time as the same may become publicly known, the parties agree that any information provided to either of them by the other of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of Attorney’s services and upon the written request of MGNC, any original documentation provided by MGNC will be returned to it. Attorney will not directly or indirectly buy or sell any securities of MGNC at any time when Attorney is privy to non-public information.

7.       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (1) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (2) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

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If to MGNC, to:

Mag Magna Corp.

4005 West Reno Avenue, Suite F

Las Vegas, Nevada 89118

E-mail: jamiekhurshid@googlemail.com

sanghaharp1964@gmail.com

If to Attorney:

Eric Newlan

2201 Long Prairie Road, Suite 107-762

Flower Mound, Texas 75022

E-mail: eric@newlanpllc.com

8.       Miscellaneous.

(a)       In the event of a dispute between the parties, both Consultant and the Company agree to settle said dispute through the American Arbitration Association (the “Association”) at the Association’s Dallas, Texas, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

(b)       This Agreement is not assignable in whole or in any part, and shall be binding upon the parties, their heirs, representatives, successors or assigns.

(c)       This Agreement may be executed in multiple counterparts which shall be deemed an original. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, if each party executes at least one counterpart.

(d)       This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

[ SIGNATURE PAGE FOLLOWS ]

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[ Signature Page to Legal Services Agreement ]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

MGNC:

MAG MAGNA CORP.

By: /s/ Harpreet Sangha

Harpreet Sangha

Chairman of the Board

ATTORNEY:

/s/ Eric Newlan

Eric Newlan

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EXHIBIT A

Compensation of Attorney

COMPENSATION TO BE PAID BY MGNC TO ATTORNEY

Attorney represents and warrants that Attorney has investigated MGNC, its financial condition, business and prospects, and has had the opportunity to ask questions of, and to receive answers from, MGNC with respect thereto. Attorney acknowledges that Attorney is aware that MGNC currently lacks adequate capital to pursue its full plan of business.

As payment for Attorney’s Corporate and Securities Work under the Legal Services Agreement (the “Agreement”) to which this Exhibit A relates, Attorney shall receive, upon the mutual execution of the Agreement:

$100,000, which shall be paid by the issuance of 1,300,000 shares (the “Shares”) of the MGNC’s common stock, which shares shall have been issued pursuant to the Mag Magna Corp. 2026 Stock Incentive Plan and pursuant an effective Registration Statement on Form S-8.

MGNC agrees and acknowledges that the Shares are fully earned as of the Effective Date of the Agreement, in consideration of Attorney’s execution of the Agreement and concomitant acceptance of his duties as set forth in the Agreement, the full execution of which will limit Attorney’s ability to engage in other potential client relationships with other parties. MGNC hereby further agrees to furnish any documentation necessary for Attorney to deposit the Shares with a FINRA-registered broker-dealer.

The Corporate and Securities Work under the Agreement shall not include activities related, directly or indirectly, to a capital-raising transaction nor to the promotion or the maintaining of a market for MGNC’s securities.

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